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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 1997

                             ROSE INTERNATIONAL LTD.
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             (Exact name of registrant as specified in its charter)

Delaware                           0-28720                 73-1479833
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(State or other            (Commission File Number)     (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)

             7633 East 63rd Place, Suite 220, Tulsa, Oklahoma 74133
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                    (Address of principal executive offices)

Registrant's telephone number, including area code (918) 461-1667
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                             ROSE INTERNATIONAL LTD.

                                    Form 8-K

Item 2. Acquisition or Disposition of Assets.

      On September 30, 1997, Rose International Ltd. ("Rose" completed the sale of its two wholly-owned subsidiaries, Rose Color, Inc. and SPS Alfachem, Inc., for 3,000,000 restricted common shares in International Imaging, Inc. The purchase price was determined as a result of arms'-length negotiations between unrelated parties.

Item 7. Financial Statements and Exhibits.

      (a) Financial statements - N/A.

      (b) The required pro forma financial information relative to the Company and the asset disposition cannot be completed at this time. Such information will be filed on an amended 8-K no later no later than 60 days from October 14, 1997.

      (c) Exhibits.

            (1)   Asset Purchase Agreement dated August 12, 1997.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ROSE INTERNATIONAL LTD.


                                    By: /s/ G. David Gordon
                                       ----------------------------------
                                        G. David Gordon, President

Date: October 14, 1997


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